Subsequent Event:	6 Months Ended
Jun. 30, 2012
Subsequent Event:

Note 14.        Subsequent Event:

Concurrent with the Put Option (see Note 12 to the consolidated financial statements), the Company announced the Restructuring agreement (the “Restructuring”), subject to shareholder approval, with its Large Note holders, who held approximately 88% of the outstanding notes. The holders of the remaining 12% of Company’s outstanding notes are herein referred to as the “Other Note Holders”. The Company and the Large Note Holders signed the Amended and Restated Subordinated Note Restructuring Agreement on July 3, 2012 which, among other terms, provided for the redemption of the remaining notes held by the Large Note Holders that were not previously surrendered to the Company pursuant to the Put Option as follows:

For each $1,000 in principal amount, plus any accrued and unpaid interest on the notes through the date on which the Restructuring is consummated:

$700 principal amount of notes were exchanged for: (i) $200.00 in cash, (ii)           147.06 Common Shares, (iii) a pro rata portion of the aggregate 5% Contingent Value Right (“CVR”); and (iv) a minimum fee of $500,000 up to $1 million payable based on the percent of Other Note Holders that elect to participate in this Restructuring which is payable to each holder based on a pro rata percentage of notes restructured.

$300 principal of notes remain outstanding and represent the same continuing indebtedness, subject to certain amended terms including: (i) maturity date is June 29, 2014; (ii) convertible into 250 shares of Common Stock per $1,000 (equivalent to a conversion price of $4.00) at any time after the closing date upon 3 days prior written notice to the Company; (iii) mandatory redemption obligation for an amount of cash equal to 120% of the face value thereof plus accrued and unpaid interest upon certain events related to the receipt of proceeds connected with the arbitration proceedings or sale or other disposition of the Company’s mining data; (iv) optional redemption for shares of Common Stock at the conversion price noted above plus cash for any accrued and unpaid interest if the closing sale price of its common shares is equal to or greater than 200% of the conversion price for at least 20 trading days in the period of 30 consecutive trading days; and (v) redemption at maturity by payment of cash in an amount equal to the principal plus accrued and unpaid interest thereon.

The CVR entitles each Large Note holder to receive, net of certain deductions (including income tax calculation), a pro rata portion of an aggregate amount of 5% of the proceeds actually received by the Company with respect to the Arbitration proceedings or disposition of the Brisas Project mining data. The proceeds may be cash, commodities, bonds, shares or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR.

The Notes held by the Large Note holders that were not previously surrendered to the Company pursuant to the Put Option were redeemable pursuant to the Restructuring as follows:

	Face Value	Redeemed for
	of Notes	Cash	Shares #	Shares $	Modified Notes
Large Note Holders	$ 77,187,000	$ 15,439,500	11,351,029	$ 38,593,500	$ 23,154,000

Management expects to offer the same restructuring terms to the Other Note Holders during the third quarter and until such offer is concluded, it is unclear to what extent the Other Note Holders will elect to participate. To the extent the Other Note Holders do not elect or do not respond to the Offer, the Company expects to redeem the notes for cash.

The $15,439,500 shown is the table above was paid to the Large Note Holders on or about July 3, 2012. The Shares and Modified Notes issuable to the Large Note Holders pursuant to the Restructuring have not been issued as of the date of this report. Such Shares and Modified Notes will be issued in the third quarter along with those Shares and Modified Notes issuable to the Other Note Holders, the sum of which is subject to their election.

The Company maintains Change of Control Agreements with each of the executive officers and several employees which were implemented by the Board to induce such individuals to remain with the Company and continue their involvement in the then ongoing development of the Brisas project and more recently, resolution of the investment dispute with Venezuela and the pursuit of new corporate opportunities. In addition, the directors, executive officers, and certain other employees are participants in the Director and Employee Retention Plan which contains vesting provisions linked to a change of control. In connection with the Restructuring described above, the Company’s executive officers, certain employees and directors have enter into one-time Waiver Agreements, whereby such individuals waived their rights to receive change of control payments that would otherwise be triggered pursuant to the Restructuring. In return for the waiver the effected individuals were paid in June a total of approximately $350,000.

In conjunction with the Restructuring, the Directors proposed and shareholders approved at a shareholders meeting held on June 27, 2012 the continuation and certain amendments to the Company’s Shareholder Rights Plan which would exempt the Large Note Holders from triggering the Rights Plan as a result of the Restructuring (See Note 11 to the consolidated financial statements).